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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of United States Cellular Corporation of our report dated February 25, 1997, relating to the financial statements of Los Angeles SMSA Limited Partnership, which appears on page 32 of the United States Cellular Corporation Annual Report on Form 10-K for the year ended December 31, 1996. We also consent to the reference to us under the heading "Experts."

                                          /s/ PRICE WATERHOUSE LLP

San Francisco, California
July 29, 1997

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in this Form S-3 Registration Statement of United States Cellular Corporation of our report dated February 17, 1995, of our audit of the financial statements of the Los Angeles SMSA Limited Partnership as of December 31, 1994, and for the year then ended, included in the United States Cellular Corporation Annual Report on Form 10-K for the year ended December 31, 1996; such financial statements were not included separately in such Form 10-K. We also consent to the reference to our firm under the caption "Experts."

                                          /s/ COOPERS & LYBRAND L.L.P.

Newport Beach, California
July 29, 1997

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of United States Cellular Corporation of our reports dated February 7, 1997, February 9, 1996 and February 10, 1995, respectively, on our audits of the financial statements of the Nashville/Clarksville MSA Limited Partnership as of December 31, 1996, 1995 and 1994 and for the years ended December 31, 1996, 1995 and 1994; such financial statements are not included separately in this Registration Statement. We also consent to the reference to our firm under the caption "Experts."

                                          /s/ COOPERS & LYBRAND L.L.P.

Atlanta, Georgia
July 29, 1997

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of United States Cellular Corporation of our reports dated February 7, 1997, February 9, 1996 and February 10, 1995, respectively, on our audits of the financial statements of the Baton Rouge MSA Limited Partnership as of December 31, 1996, 1995 and 1994 and for the years ended December 31, 1996, 1995 and 1994; such financial statements are not included separately in this Registration Statement. We also consent to the reference to our firm under the caption "Experts."

                                          /s/ COOPERS & LYBRAND L.L.P.

Atlanta, Georgia
July 29, 1997